                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 11, 2007

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of December 28, 2006, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of
Home Loan-Backed Notes, Series 2006-HI5)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   333-131196-06            41-1808858
 (STATE OR OTHER JURISDICTION OF   COMMISSION FILE NUMBER)      (IRS EMPLOYER
          INCORPORATION)                                     IDENTIFICATION NO.)

         8400 Normandale Lake Boulevard, Suite 250
                   Minneapolis, Minnesota                      55437
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)           (ZIP CODE)

                                 (952) 857-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE )

                                       N/A
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS.

On December 28, 2006, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Loan-Backed Notes, Series 2006-HI5, pursuant to an Indenture, dated as of December 28, 2006, between Home Loan Trust
2006-HI5, as issuer and U.S. Bank National Association, as Indenture Trustee.
The home loans were sold to Residential Funding Mortgage Securities II, Inc.
pursuant to the Home Loan Purchase Agreement, dated as of December 1, 2006, between Residential Funding Mortgage Securities II, Inc., as purchaser and
Residential Funding Company, LLC, as seller.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

               4.3  Servicing Agreement dated as of December 28, 2006 among
                    Residential Funding Company, LLC, as master servicer, U.S.
                    Bank National Association, as indenture trustee, and the
                    Home Loan Trust 2006-HI5, as issuer.

               4.4  Amended and Restated Trust Agreement dated as of December
                    28, 2006 between Residential Funding Mortgage Securities II,
                    Inc., as depositor and Wilmington Trust Company, as owner
                    trustee.

               4.5  Indenture dated as of December 28, 2006 between Home Loan
                    Trust 2006-HI5, as issuer and U.S. Bank National
                    Association, as indenture trustee, and Appendix A thereto.

               10.1 Home Loan Purchase Agreement dated as of December 1, 2006 by
                    Residential Funding Mortgage Securities II, Inc., as
                    purchaser and Residential Funding Company, LLC, as seller.

               10.2 Financial Guaranty Insurance Policy, dated December 28,
                    2006, issued by Financial Guaranty Insurance Company
                    relating to the Home Loan-Backed Notes, Series 2006-HI5,
                    Class A Notes.

               99.1 Home Loan Schedule.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES II, INC.

                                        By: /s/ Jeffrey Blaschko
                                            ------------------------------------
                                        Name: Jeffrey Blaschko
                                        Title: Vice President

Dated: January 11, 2007

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    4.3       Servicing Agreement dated as of December 28, 2006 among
              Residential Funding Company, LLC, as master servicer, U.S. Bank
              National Association, as indenture trustee, and the Home Loan
              Trust 2006-HI5, as issuer.

    4.4       Amended and Restated Trust Agreement dated as of December 28, 2006 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

    4.5       Indenture dated as of December 28, 2006 between Home Loan Trust
              2006-HI5, as issuer and U.S. Bank National Association, as indenture trustee, and Appendix A thereto.

    10.1      Home Loan Purchase Agreement dated as of December 1, 2006 by
              Residential Funding Mortgage Securities II, Inc., as purchaser and
              Residential Funding Company, LLC, as seller.

    10.2      Financial Guaranty Insurance Policy, dated December 28, 2006, issued by Financial Guaranty Insurance Company relating to the
              Home Loan-Backed Notes, Series 2006-HI5, Class A Notes.

    99.1      Home Loan Schedule.